l:\secfiles\11-k\1995\gmpsp23.doc1


                                                                 EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-56753 of General Motors Corporation on Form S-8 of our report dated
June 10, 1996 appearing in this Annual Report on Form 11-K of The General Motors Personal Savings Plan for Hourly-Rate Employees in the United States for the year ended December 31, 1995.




s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Detroit, Michigan
June 25, 1996




































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